UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported) ______May 5, 2006________________

             Intercontinental Resources Inc.

(Exact name of registrant as specified in its charter)

_______Nevada_______	_______000-28481_______	______86-0891931______
State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

_____15760 Ventura Blvd., Suite 700, Encino, California_____	_____91436_____
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code ____________(818) 325-3848_____________

________________________Anglotajik Minerals, Inc.__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendment to Articles of Incorporation

     On May 5, 2006, pursuant to an affirmative vote of shareholders holding a majority of the voting shares, the Company filed with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Incorporation changing the name of the corporation to Intercontinental Resources, Inc. The Board recommended the change because the Company has suspended its proposed mineral exploration activities in the Republic of Tajikistan, and the former name suggested a nexus with that country. In conjunction with the name change, the Company's ticker symbol has changed from AJKM to ICNR. A copy of the Amendment is attached as Exhibit 3.1 to this
Form 8-K.

Item 9.01 - Exhibits

Exhibit No. 3.1 - Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 11, 2006

By:	/s/ Matthew Markin______________
President, Chief Executive Officer